EXHIBIT 10.1


                             SUBSCRIPTION AGREEMENT

         THIS SUBSCRIPTION AGREEMENT (this "AGREEMENT") is made and entered into as of October 15, 2007, between NATIONAL COAL CORP., a Florida corporation (the "COMPANY"), and the investor identified on the signature page to this Agreement (the "INVESTOR").

                                    RECITALS

         A. Subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below), and Rule 506 promulgated thereunder, the Company proposes to issue and sell up to $12 million in shares of Common Stock, par value $0.0001 per share (the "Common Stock"), of the Company at a purchase price of $3.00 per share (the "OFFERING PRICE"), in each case pursuant to an offering (the "OFFERING") to one or more potential investors, including the Investor.

         B. The Company desires to sell to the Investor, and the Investor desires to buy from the Company, in the Offering the number of shares of the Common Stock (the "SHARES") set forth on the signature page of this Agreement, upon the terms and conditions and subject to the provisions hereinafter set forth.

                                    AGREEMENT

         NOW, THEREFORE, for and in consideration of the mutual premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. PURCHASE AND SALE OF SECURITIES. Subject to the terms and conditions of this Agreement, the Investor subscribes for and agrees to purchase and acquire from the Company, and the Company agrees to sell and issue to the Investor, the Shares in the manner set forth in SECTION 2 hereof, at the Offering Price and for the aggregate consideration set forth on the signature page of this Agreement (the "PURCHASE PRICE").

         2. TERMS OF PURCHASE AND SALE OF SECURITIES. The closing of the transactions contemplated hereby (the "CLOSING") shall take place at such time and on such date as is determined by the Company as soon as practicable following satisfaction of the closing conditions set forth in SECTION 7. On or before October 16, 2007, the Investor shall deliver the Purchase Price to Stubbs, Alderton & Markiles LLP, legal counsel to the Company (the "ESCROW AGENT"), by wire transfer of immediately available funds in accordance with the following wire transfer instructions:


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                  National Bank of California
                  14724 Ventura Boulevard
                  Sherman Oaks, CA  91403

                  Account Name:     Stubbs Alderton & Markiles, LLP
                  Address:          15260 Ventura Blvd, 20th Floor
                                    Sherman Oaks, CA 91403
                  ABA Routing#:     122039360
                  Account #:        003209873
                  Ref:              NCC Closing

         The Purchase Price will be held by the Escrow Agent and released to the Company at Closing against delivery to the Investor of stock certificates representing the Shares pursuant to the terms and conditions of that certain Closing Escrow Agreement by and among the Investor, the Company and the Escrow Agent in the form attached hereto as EXHIBIT A (the "ESCROW AGREEMENT"). Notwithstanding that the offer and sale of the Securities pursuant to this Agreement is part of the larger Offering, the obligations of the Company and the Investor hereunder are independent of, and not subject to the terms and conditions of, any other agreement between the Company and any other investor in the Offering, and the Closing may occur separate and apart from, and irrespective of, the closing, if any, of any other purchase and sale of securities in the Offering.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. In order to induce the Investor to enter into this Agreement and consummate the transactions contemplated hereby, the Company represents and warrants to the Investor as follows:

                  3.1 INCORPORATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and is qualified to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, condition (financial or otherwise) or prospects of the Company (a "MATERIAL ADVERSE EFFECT"). Except for short-term investments and investments that are not material to the Company, the Company does not own any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, limited liability company, joint venture, association or other entity, except disclosed in the SEC Documents (as defined below), and except as contemplated by the Mann Acquisition (as defined and described below). Complete and correct copies of the articles of incorporation (the "ARTICLES OF INCORPORATION") and bylaws (the "BYLAWS") of the Company as in effect on the Effective Date have been filed by the Company with the SEC. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, the Escrow Agreement and the Registration Rights Agreement attached hereto as EXHIBIT B (the "REGISTRATION RIGHTS AGREEMENT" and, together with this Agreement and the Escrow Agreement, the "TRANSACTION DOCUMENTS") and to carry on its business as now conducted.

                  3.2 CAPITALIZATION. The authorized capital stock of the Company consists of (i) 80,000,000 shares of Common Stock, of which 21,878,885 shares are outstanding on the date hereof; and (ii) 10,000,000 shares of preferred stock, of which 1,611 shares have been designated


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         "Series A  Cumulative  Convertible  Preferred  Stock,  of which  167.33 shares are outstanding on the date hereof. The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of
         any   preemptive  or  similar  rights  to  subscribe  for  or  purchase securities. Except for (i) options to purchase Common Stock or other equity awards issued to employees and consultants of the Company pursuant to the employee benefits plans disclosed in the SEC Documents,
         (ii) warrants to purchase an aggregate of 1,872,632 shares of Common Stock at an exercise price of $8.50 per share, (iii) the Series A Cumulative Convertible Preferred Stock, and (iv) the Debt Warrant (as defined below) to be issued in connection with the Acquisition Financing (as defined below), there are no existing options, warrants, calls, preemptive (or similar) rights, subscriptions or other rights, agreements, arrangements or commitments of any character obligating the Company to issue, transfer or sell, or cause to be issued, transferred or sold, any shares of the capital stock of the Company or other equity interests in the Company or any securities convertible into or
         exchangeable   for  such  shares  of  capital  stock  or  other  equity
         interests, and there are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of its capital stock or other equity interests. There are no voting agreements or other similar arrangements with respect to the Common Stock to which the Company is a party. The issuance of the Shares contemplated hereby will not result in an over-issuance of shares of Common Stock under the Articles of Incorporation.

                  3.3 VALID ISSUANCE OF THE SHARES.  The Shares being  purchased by the Investor hereunder will, upon issuance pursuant to the terms hereof, be duly authorized and validly issued, fully paid and nonassessable. No preemptive rights or other rights to subscribe for or purchase the Company's capital stock exist with respect to the issuance and sale of the Shares by the Company pursuant to this Agreement. Except as disclosed in the SEC Documents, and except with respect to the Debt Warrant as described more fully below, no stockholder of the Company (other than the stockholders who purchase Shares in the Offering) has any right which has not been properly waived or has not expired by reason of lapse of time following the notification of the Company's intent to file the registration statement to be filed by the Company pursuant to Registration Rights Agreement (the "REGISTRATION STATEMENT") to require the Company to register the sale of any shares owned by such stockholder under the Securities Act in the Registration Statement. No further approval or authority of the stockholders or the Board of Directors of the Company shall be required for the issuance and sale of the Shares by the Company or the filing of the Registration Statement by the Company.

                  3.4 ENFORCEABILITY. The execution, delivery, and performance of the Transaction Documents by the Company have been duly authorized by all requisite corporate action. This Agreement has been duly executed and delivered by the Company, and, upon its execution by the Investor, shall constitute the legal, valid, and binding obligation of the Company, enforceable in accordance with its terms, except to the extent that its enforceability is limited by bankruptcy, insolvency, reorganization, or other laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity.

                  3.5 NO VIOLATIONS. The execution, delivery, and performance of the Transaction Documents by the Company do not and will not violate or conflict with any provision of the Company's Articles of Incorporation or Bylaws, each as amended and in effect


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         on the  date  hereof,  and do not and will  not,  with or  without  the passage of time or the giving of notice, result in the breach of, or constitute a default, cause the acceleration of performance, or require any consent under (except such consents as have been obtained as of the date hereof), or result in the creation of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any material instrument or agreement to which the Company is a party or by which the Company or its properties are bound, except such consents as have been obtained as of the date hereof. The Company is not otherwise in violation of its Articles of Incorporation, Bylaws or other organizational documents, nor is the Company in violation of any law,
         administrative   regulation,   ordinance  or  order  of  any  court  or
         governmental agency, arbitration panel or authority applicable to the Company, which violation, individually or in the aggregate, would be reasonably expected to have a Material Adverse Effect. The Company is not in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in the performance of
         any  material   bond,   debenture,   note  or  any  other  evidence  of
         indebtedness in any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company is a party or by which the Company is bound or by which the property of the Company is bound, which would be reasonably expected to have a Material Adverse Effect.

                  3.6 APPROVALS. Neither the execution, delivery, and performance by the Company of the Transaction Documents, nor the offer and sale of the Shares contemplated hereby require the consent of, action by or in respect of, or filing with, any person, governmental body, agency, or official, other than those consents that have been obtained and filings that have been made pursuant to applicable state securities laws ("STATE ACTS") and post-sale filings pursuant to applicable state and federal securities laws and NASDAQ Global Market listing requirements, which the Company undertakes to file within the applicable time period, and other consents which have been obtained as of the date hereof.

                  3.7 SEC DOCUMENTS.  The Company has made available to Investor true and complete copies of all reports or registration statements the Company has filed with the Securities Exchange Commission ("SEC") under the Securities Act of 1933 ("SECURITIES ACT") and the Securities
         Exchange Act of 1934 (the "EXCHANGE ACT"), for all periods subsequent to December 31, 2005, all in the form so filed (collectively the "SEC DOCUMENTS"). The Company has filed in a timely manner all documents that the Company was required to file under the Exchange Act during the 12 months preceding the date of this Agreement. As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and none of the SEC Documents filed under the Exchange Act contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a subsequently filed document with the SEC. None of the SEC Documents filed under the Securities Act contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading at the time such SEC Documents became effective under the Securities Act. Without limiting the foregoing, the Company meets each of the eligibility requirements for the use of Form S-3 in connection with the resale registration of the Shares as contemplated under the Registration Rights Agreement.


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                  3.8 FINANCIAL STATEMENTS.  The Company's financial statements, including the notes thereto, included in the SEC Documents (the "FINANCIAL STATEMENTS") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with United States generally accepted accounting principles ("GAAP") consistently applied (except as may be indicated in the notes thereto) and present fairly the Company's consolidated financial position at the dates thereof and of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal audit adjustments). The Company has implemented and maintains a system of internal controls meeting the requirements of the SEC and the Sarbanes-Oxley Act of 2002 as applicable to the Company on the date hereof. Since June 30, 2007, except as disclosed in the SEC Documents, there has been no material adverse change (actual or threatened) in the
         assets,   liabilities  (contingent  or  other),  affairs,   operations,
         prospects or condition (financial or other) of the Company.

                  3.9 NASDAQ GLOBAL MARKET. The Common Stock is listed on the NASDAQ Global Market. The Company has taken no action designed to de-list, or which, to the Company's knowledge, is likely to have the effect of, suspending or terminating the listing of the Common Stock on the NASDAQ Global Market. The Company is in compliance with all corporate governance requirements of NASDAQ Global Market. The Company shall comply with all requirements of the NASDAQ Stock Market LLC (together with its affiliates, the "NASDAQ") with respect to the issuance of the Shares and the listing of the Shares on the NASDAQ Global Market.

                  3.10 INTELLECTUAL PROPERTY.

                           (a) To the knowledge of the Company,  the Company has
                  ownership of or license or legal right to use all patent, copyright, trade secret, trademark, customer lists, designs, manufacturing or other processes, computer software, systems, data compilation, research results or other proprietary rights used in the business of the Company and material to the Company (collectively, "INTELLECTUAL PROPERTY"), other than Intellectual Property generally available on commercial terms from other sources.

                           (b) There is no material default by the Company under
                  any material licenses or other material agreements under which
                  (i) the Company is granted rights in Intellectual  Property or
                  (ii) the Company has granted rights to others in Intellectual Property owned or licensed by the Company.

                           (c) The  Company  believes  it has taken  those steps
                  required in accordance with sound business practice and commercially reasonable business judgment to establish and preserve its ownership of all material patent, copyright, trade secret and other proprietary rights with respect to its products and technology.

                           (d) To the  knowledge  of the  Company,  the  present
                  business, activities and products of the Company do not infringe any intellectual property of any other person, except where such infringement would not have a Material Adverse Effect. The Company has not been notified that any proceeding charging the Company with infringement of any adversely held Intellectual Property has been filed. To the Company's knowledge, there exists no patent or


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                  patent  application  held by any other person  which  includes claims that would be infringed by the Company in the conduct of its business as currently conducted and as proposed to be conducted in the SEC Documents, where such infringement would have a Material Adverse Effect. To the knowledge of the Company, the Company is not making unauthorized use of any confidential information or trade secrets of any person. Neither the Company nor, to the knowledge of the Company, any of its employees have any agreements or arrangements with any persons other than the Company restricting the Company's or any such employee's engagement in business activities that are material aspects of the Company's business as currently conducted or as proposed to be conducted in the SEC Documents.

                  3.11 ABSENCE OF LITIGATION. Except as disclosed in the SEC Documents, there is no action, suit or proceeding or, to the Company's knowledge, any investigation, pending, or to the Company's knowledge, threatened by or before any court, governmental body or regulatory agency against the Company that is required to be disclosed in the SEC Documents and is not so disclosed. The Company has not received any written or oral notification of, or request for information in connection  with,  any formal or  informal  inquiry,  investigation  or proceeding from the SEC, the NASDAQ, the National Association of Securities Dealers, Inc. or the Financial Industry Regulatory Authority, Inc. The foregoing includes, without limitation, any such action, suit, proceeding or investigation that questions any of the Transaction Documents or the right of the Company to execute, deliver and perform under same.

                  3.12 ENVIRONMENTAL AND SAFETY LAWS. The Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and no material expenditures are or, to the Company's knowledge, will be required in order to comply with any such existing statute, law or regulation. No Hazardous Materials (as defined below) are used or have been used, stored, or disposed of by the Company or by any other person or entity on any property owned, leased or used by the Company, other than Hazardous Materials used, stored, or disposed of by the Company in the ordinary course of business and in accordance with customary standards in the coal mining industry. For the purposes of the preceding sentence, "HAZARDOUS MATERIALS" shall mean (a) materials which are listed or otherwise defined as "hazardous" or "toxic" under any applicable local, state, federal and/or foreign laws and regulations that govern the existence and/or remedy of contamination on property, the protection of the environment from contamination, the control of hazardous wastes, or other activities involving hazardous substances, including building materials, or (b) any petroleum products or nuclear materials.

                  3.13 INVESTMENT COMPANY. The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

                  3.14 NO MANIPULATION OF STOCK. The Company has not taken and will not, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in unlawful manipulation of the price of the Common Stock.

                  3.15 ACCOUNTANTS. Gordon, Hughes & Banks, LLP, who issued their report with respect to the financial statements incorporated by reference into the Company's Annual Reports on Form 10-K for the years ended December 31, 2005 and December 31, 2006, and


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         Ernst  & Young  LLP,  who  issued  their  report  with  respect  to the financial statements incorporated by reference into the Company's Annual Report on Form 10-K for the year ended December 31, 2006, are each independent registered public accounting firms as required by the Securities Act.

                  3.16 TAXES. The Company has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been or might be asserted or threatened against it which would have a Material Adverse Effect.

                  3.17 BROKERS OR FINDERS. The Company has not dealt with any broker or finder in connection with the transactions contemplated by this Agreement, and the Company has not incurred, and shall not incur, directly or indirectly, any liability for any brokerage or finders' fees or agents commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

                  3.18 SECURITIES LAWS. Assuming that all of the representations and warranties of the Investor set forth in SECTION 4, and all of the representations and warranties of the other Investors participating in the Offering, are true and correct, the offer and sale of the Shares in the Offering was conducted and completed in compliance with the Securities Act.

         4. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR. In order to induce the Company to enter into this Agreement and consummate the transaction contemplated hereby, the Investor represents and warrants to the Company the following:

                  4.1 AUTHORITY. If a corporation, partnership, limited partnership, limited liability company, or other form of entity, the Investor is duly organized or formed, as the case may be, validly existing, and in good standing under the laws of its jurisdiction of organization or formation, as the case may be. The Investor has all requisite individual or entity right, power, and authority to execute, deliver, and perform the Transaction Documents to which it is a party.

                  4.2 ENFORCEABILITY. The execution, delivery, and performance by the Investor of the Transaction Documents to which it is a party have been duly authorized by all requisite partnership or corporate action, as the case may be. This Agreement has been duly executed and delivered by the Investor, and, upon its execution by the Company, shall constitute the legal, valid, and binding obligation of the Investor, enforceable in accordance with its terms, except to the extent that its enforceability is limited by bankruptcy, insolvency, reorganization, moratorium, or other laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity.

                  4.3 NO VIOLATIONS. The execution, delivery, and performance by the Investor of the Transaction Documents to which it is a party do not and will not, with or without the passage of time or the giving of notice, result in the breach of, or constitute a default, cause the acceleration of performance, or require any consent under, or result in the creation of any lien, charge or encumbrance upon any property or assets of the Investor pursuant to, any material instrument or agreement to which the Investor is a party or by which the Investor or its properties may be bound or affected, and, do not or will not violate or conflict with any provision of the


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         articles of incorporation or bylaws,  partnership agreement,  operating agreement, trust agreement, or similar organizational or governing document of the Investor, as applicable.

                  4.4 KNOWLEDGE OF INVESTMENT AND ITS RISKS. The Investor has knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Investor's investment in the Shares. The Investor understands that an investment in the Company represents a high degree of risk and there is no assurance that the Company's business or operations will be successful. The Investor has considered carefully the risks attendant to an investment in the Company, and that, as a consequence of such risks, the Investor could lose Investor's entire investment in the Company.

                  4.5 INVESTMENT INTENT. The Investor hereby represents and warrants that (i) the Shares are being acquired for investment for the Investor's own account, and not as a nominee or agent and not with a view to the resale or distribution of all or any part of the Shares, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing any of the Shares within the meaning of and in violation of the Securities Act, and (ii) the Investor does not have any contracts, understandings, agreements, or arrangements, directly or indirectly, with any person and/or entity to distribute, sell, transfer, or grant participations to such person and/or entity with respect to, any of the Shares. The Investor is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

                  4.6 INVESTOR STATUS. The Investor is an "accredited investor" as that term is defined by Rule 501 of Regulation D promulgated under the Securities Act and the information provided by the Investor in the Investor Questionnaire, a copy of which is attached hereto as EXHIBIT C, is truthful, accurate, and complete.

                  4.7 NO  REGISTRATION.  The Investor  understands that Investor may be required to bear the economic risk of Investor's investment in the Company for an indefinite period of time. The Investor further understands that (i) neither the offering nor the sale of the Shares has been registered under the Securities Act or any applicable State Acts in reliance upon exemptions from the registration requirements of such laws, (ii) the Shares must be held by he, she or it indefinitely unless the sale or transfer thereof is subsequently registered under the Securities Act and any applicable State Acts, or an exemption from such registration requirements is available, (iii) except as set forth in the Registration Rights Agreement, the Company is under no obligation to register any of the Shares on the Investor's behalf or to assist the Investor in complying with any exemption from registration, and (iv) the Company will rely upon the representations and warranties made by the Investor in this Agreement in order to establish such exemptions from the registration requirements of the Securities Act and any applicable State Acts.

                  4.8 TRANSFER RESTRICTIONS. The Investor will not transfer any of the Shares unless such transfer is registered or exempt from registration under the Securities Act and such State Acts, and, if requested by the Company in the case of an exempt transaction, the Investor has furnished an opinion of counsel reasonably satisfactory to the Company that such transfer is so exempt. The Investor understands and agrees that (i) the certificates evidencing the Shares will bear appropriate legends indicating such transfer restrictions placed upon the Shares, (ii) the Company shall have no obligation to honor transfers of any of Shares in violation of such transfer restrictions, and (iii) the Company shall be entitled to instruct any transfer agent or agents for the securities of the Company to refuse to honor such transfers.

                  4.9 PRINCIPAL ADDRESS. The Investor's principal residence, if an individual, or principal executive office, if an entity, is set forth on the signature page of this Agreement.

         5. INDEPENDENT NATURE OF INVESTOR'S OBLIGATIONS AND RIGHTS. The obligations of the Investor under the Transaction Documents to which it is a party are several and not joint with the obligations of any other purchaser of Shares, and the Investor shall not be responsible in any way for the performance of the obligations of any other purchaser of Shares under any Transaction Document or otherwise. The decision of the Investor to purchase Shares pursuant to the Transaction Documents has been made by the Investor independently of any other purchaser of Shares. Nothing contained herein or in any other Transaction Document, and no action taken by any purchaser of Shares pursuant thereto, shall be deemed to constitute such purchasers as a partnership, an association, a joint venture, or any other kind of entity, or create a presumption that the purchasers of Shares are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. The Investor acknowledges that no other purchaser of Shares has acted as agent for the Investor in connection with making its investment hereunder and that no other purchaser of Shares will be acting as agent of the Investor in connection with monitoring its investment in the Shares or enforcing its rights under the Transaction Documents. The Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other purchaser of Shares to be joined as an additional party in any proceeding for such purpose.

         6. MANN STEEL PRODUCTS ACQUISITION.

                  6.1 ACQUISITION. The Company is a party to that certain Purchase Agreement, dated June 18, 2007, by and among the Company, Mann Steel Products, Inc. ("MANN STEEL"), and Frank C. Mann, II and William
         T. Mann (collectively, the "SELLERS"), as the amended to date and as may be subsequently amended from time to time (the "MANN PURCHASE AGREEMENT"), pursuant to which a newly formed, wholly-owned subsidiary of the Company ("ACQUISITION CO.") will acquire from the Sellers all of the issued and outstanding equity interests in Mann Steel for a purchase price of approximately $55 million. Such acquisition is referred to herein as the "MANN ACQUISITION."

                  6.2 CAPITALIZATION OF ACQUISITION CO. The Company will capitalize Acquisition Co. by contributing to Acquisition Co. concurrently with the Closing, (i) 100% of the proceeds of the Offering PLUS (ii) a warrant to purchase up to 250,000 shares of the Company's Common Stock, which warrant will have an exercise price of $4.00 per share, be fully transferable by the holder thereof, contain a cashless exercise feature, and expire on December 31, 2010 (the "DEBT WARRANT"). Acquisition Co., and any subsequent holder of the Debt Warrant, will be a party to the Registration Rights Agreement as a Holder of Registrable Securities thereunder, and will be entitled to include the shares of Common Stock underlying the

         Debt Warrant in the Registration Statement filed by the Company in accordance with the terms of the Registration Rights Agreement.

                  6.3  ACQUISITION  FINANCING.  The Company will finance 100% of the purchase price for the Mann Acquisition by causing Acquisition Co. to borrow directly, or by causing Mann Steel to borrow, at least $55 million in senior secured indebtedness (the "ACQUISITION FINANCING"). The proceeds of the Acquisition Financing will be used to purchase the equity interests in Mann Steel from the Sellers and otherwise consummate the Mann Acquisition.

         7. CONDITIONS PRECEDENT.

                  7.1 CONDITIONS TO THE OBLIGATION OF THE INVESTOR TO CONSUMMATE THE CLOSING. The obligation of the Investor to consummate the Closing and to purchase and pay for the Shares being purchased by it pursuant to this Agreement is subject to the satisfaction of the following conditions precedent:

                           (a) The representations and warranties of the Company
                  contained herein shall be true and correct on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date.

                           (b) The Mann Acquisition  shall be scheduled to close
                  contemporaneously with (or immediately following) the Closing.

                           (c) The Investor shall have received a certificate in
                  form and substance acceptable to the Investor signed by an appropriate officer of the Company: (i) certifying to the fulfillment of the conditions set forth in SECTIONS 7.1(A) and 7.1(B); and (ii) attaching true and correct copies of the resolutions adopted by the board of directors of the Company approving the transactions contemplated hereby, and certifying that such resolutions have not been in any way amended, annulled, rescinded or revoked and are in full force and effect as of the Closing Date.

                           (d) The Registration  Rights Agreement and the Escrow
                  Agreement shall have been executed and delivered by the Company.

                           (e) The Company shall have performed all  obligations
                  and conditions required to be performed or observed by the Company under this Agreement and the other Transaction Documents on or prior to the Closing Date.

                           (f) Daniel Roling shall have acquired  200,000 shares
                  of Common Stock from the Company in the Offering at the Offering Price.

                  Notwithstanding anything contained herein to the contrary, if, for any reason, the Mann Acquisition has not closed on or before the Acquisition Closing Deadline, then: (1) the Escrow Agent or the Company (as applicable) shall promptly (subject to the last sentence of this paragraph) return to the Investor the aggregate Purchase Price originally  deposited by the Investor  into escrow in  accordance  with
         Section 2 hereof; (2) the Escrow Agent or the Investor (as applicable) shall promptly return to the Company the certificates representing the Shares originally deposited by the Company into escrow; and (3) both the Company and the Investor shall thereafter be released from any and all obligations hereunder (including but not limited to the Investor's obligation to purchase, and the Company's obligation to sell, the Shares as contemplated herein). In addition, in the event that the Escrow Agent or the Company becomes obligated to return the Purchase Price to the Investor pursuant to the preceding clause (1) but fails to do so, the Company shall be further obligated to pay to the Investor an amount equal to 0.25% of the Purchase Price for each full day after the first Business Day following the Acquisition Closing Deadline during which such failure continues unremedied.

                  For the purposes of this Agreement, the "ACQUISITION CLOSING DEADLINE" shall mean October 22, 2007; PROVIDED, HOWEVER that the Acquisition Closing Deadline shall be extended automatically until October 31, 2007 unless and until the Investor provides the Company with written notice of an earlier Acquisition Closing Deadline (which may be the date of such written notice but may not be sooner than October 23, 2007).

                  7.2 CONDITIONS TO THE OBLIGATION OF THE COMPANY TO CONSUMMATE THE CLOSING. The obligation of the Company to consummate the Closing and to issue and sell to the Investor the Shares to be purchased by it at the Closing is subject to the satisfaction of the following conditions precedent:

                           (a) The representations and warranties of the Investor contained herein shall be true and correct on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date.

                           (b) The Registration  Rights Agreement and the Escrow
                  Agreement shall have been executed and delivered by the Investor.

                           (c) The Investor shall have performed all obligations
                  and conditions required to be performed or observed by the Investor under this Agreement and the other Transaction Documents on or prior to the Closing Date.

         8. PROSPECTUS DELIVERY REQUIREMENT. The Investor hereby covenants with the Company not to make any sale of the Shares without complying with the provisions hereof and of the Registration Rights Agreement, and without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied (unless the Investor is selling such Shares in a transaction not subject to the prospectus delivery requirement).

         9. FURTHER ASSURANCES. The parties hereto will, upon reasonable request, execute and deliver all such further assignments, endorsements and other documents as may be necessary in order to perfect the purchase by the Investor of the Shares.

         10. ENTIRE AGREEMENT; NO ORAL MODIFICATION. This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings with respect thereto and may not be amended or modified except in a writing signed by both of the parties hereto.

         11. BINDING EFFECT; BENEFITS. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors and assigns; HOWEVER, nothing in this Agreement, expressed or implied, is intended to confer on any other person other than the parties hereto, or their respective heirs, successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

         12. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

         13. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the United States of America and the State of New York, both substantive and remedial.

         14. PREVAILING PARTIES. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party shall be entitled to receive and the nonprevailing party shall pay upon demand reasonable attorneys' fees in addition to any other remedy.

         15. NOTICES. All communication hereunder shall be in writing and, if sent to you shall be mailed, delivered, telegraphed or sent by facsimile or electronic mail, and confirmed to an Investor at the address set forth on the signature page of this Agreement, or if sent to the Company, shall be mailed, delivered, telegraphed or sent by facsimile or electronic mail and confirmed to the Company at National Coal Corporation, 8915 George Williams Rd., Knoxville, TN 37923, Attention: Chief Financial Officer, facsimile number (865) 691-9982.

         16. HEADINGS. The section headings herein are included for convenience only and are not to be deemed a part of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMPANY:

                 NATIONAL COAL CORP.,
                 a Florida corporation

                 By:
                          --------------------------------------------
                 Name:    Daniel Roling
                 Its:     Chief Executive Officer


INVESTOR:

                 -----------------------------------------------------
                 Print Name of Investor


                 By:
                          --------------------------------------------
                 Name:
                          --------------------------------------------
                 Title:
                          --------------------------------------------


                 -----------------------------------------------------

                 -----------------------------------------------------
                 (Address)

                 -----------------------------------------------------
                 IRS Tax Identification No. (if applicable)

                 -----------------------------------------------------
                 Telephone Number

                 -----------------------------------------------------
                 Fax Number

                 -----------------------------------------------------
                 E-Mail Address


                               X      $3.00       =
             ----------------     --------------     --------------
             Number of Shares     Offering Price     Purchase Price

                                    EXHIBIT A

                          REGISTRATION RIGHTS AGREEMENT

                                    EXHIBIT B

                                ESCROW AGREEMENT

                                    EXHIBIT C

                             INVESTOR QUESTIONNAIRE